Exhibit 10.1

                             AMENDED LEASE SCHEDULE

                             LEASE SCHEDULE NO. 001R

         (This Lease Schedule No. 001R replaces Lease Schedule No. 001)

This Lease Schedule is issued pursuant to the Lease Agreement Number UL022101 dated February 21, 2001. The terms of the Lease Agreement and serial numbers contained on Certificates of Acceptance are a part hereof and are incorporated by reference herein.

      LESSOR                                      LESSEE
      Winthrop Resources Corporation              Ultralife Batteries, Inc.
      11100 Wayzata Boulevard                     2000 Technology Parkway
      Suite 800                                   Newark, NY 14513
      Minnetonka, MN 55305

      SUPPLIER OF EQUIPMENT                       LOCATION OF INSTALLATION
      Various                                     Same As Above

Term of Lease from Commencement Date: 60 Months (20 quarters) Quarterly Lease
Charge: $75,213.00, due quarterly as $225,639.00 Anticipated Delivery and
Installation: February 2001 - March 2002 Security Deposit: Upon Lessee's execution of this Lease Schedule, Lessee shall deliver a security deposit in the amount of $225,639.00. If there is no event of default, this security deposit will be applied toward the total Lease Charges associated with the last quarter of this Lease Schedule.

                                    EQUIPMENT
                                    ---------

MANUFACTURER   QTY    MACHINE/MODEL    EQUIPMENT DESCRIPTION (including features
------------   ---    -------------    -----------------------------------------
                                SEE ATTACHMENT A

Upon execution of this Lease Schedule, Lessee shall deliver a non-refundable sum of money equal to the Security Deposit, which shall become the Security Deposit after Lessor's receipt of a letter of credit satisfactory in all respects to Winthrop Resources Corporation. If a letter of credit is not delivered by Lessee, Lessor shall be entitled to retain any and all monies paid it by Lessee. Lease Agreement Number UL022101 and this Lease Schedule 001R are subject to Winthrop Resources Corporation receiving a letter of credit that is satisfactory in all respects to Wintrhop Resources Corporation, including, but not limited to, the terms and conditions contained therein and the bank drawn thereon. Obtaining this letter of credit is a condition precedent to Winthrop Resources Corporations's obligations under Lease Agreement UL022101 and Lease Schedule Number 001R.

The Monthly Lease Charge will be prorated and charged as interim rent between the date an item of equipment is accepted and the Commencement Date.

Agreed to and Accepted:                     Agreed to and Accepted:

WINTHROP RESOURCES CORPORATION              ULTRALIFE BATTERIES, INC.

             "LESSOR"                               "LESSEE"

By:    s/o Richard J. Pieper                By:    s/o Molly Henderson

Print                                       Print
Name:  Richard J. Pieper                    Name:  Molly Henderson
Title: Sr. Vice President                          Title:   Corporate Controller
Date:  September 26, 2001                   Date:  August 15, 2001

Lease Agreement Number:             UL022101

Lease Schedule Number:              001R

                                  ATTACHMENT A
                                  ------------

MANUFACTURER              QTY       MACHINE/MODEL      EQUIPMENT DESCRIPTION (including features)
------------              ---       -------------      ------------------------------------------
Innovative Machine Corp.                               Coating Line Equipment
Various                                                Cathode Manufacturing Cell
Various                                                Anode Manufacturing Cell
Various                                                Other Related Equipment
LET                        1        Laminator          Bi-cell Asselmby Lamination Machine and Packaging
                                                       Machine
LET                        1        Tab Welder         LET Tab Welder
LET                        1        Benchtop           Benchtop Form Station Which Includes ATP, 303480, 103
X103                                                   Products
LET                        1                           PCB Welding System
DDS                        1                           Accumulator System for Custom Automation Equipment
Intelligent                1                           Automation Trim and Fold Machine
  Automation
Intelligent                1                           Automation Trim and Fold Machine Final Payment
  Automation
Intelligent                1                           Automation Trim and Fold Machine ECN
  Automation
Intelligent                1                           Automation Trim and Fold Machine 10% due with Ultralife
  Automation                                           Acceptance

Agreed to and Accepted:                     Agreed to and Accepted:

WINTHROP RESOURCES CORPORATION              ULTRALIFE BATTERIES, INC.

             "LESSOR"                               "LESSEE"

By:    s/o Richard J. Pieper                By:    s/o Molly Henderson

Print                                       Print
Name:  Richard J. Pieper                    Name:  Molly Henderson
Title: Sr. Vice President                          Title:   Corporate Controller
Date:  September 26, 2001                   Date:  August 15, 2001